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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 June 10, 1999
                      ------------------------------------
                                 Date of Report
                             (Date of earliest event
                                    reported)



                                AMAZON.COM, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                    000-22513                91-1646860
-----------------------------  ------------------------  -----------------------
(State or Other Jurisdiction    (Commission File No.)         (IRS Employer
      of Incorporation)                                      Identification No.)

                       1200-12TH AVENUE SOUTH, SUITE 1200,
                                SEATTLE, WA 98144
--------------------------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)

                                 (206) 266-1000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On June 10, 1999, pursuant to an Agreement and Plan of Merger, dated as of April 24, 1999 (as amended, the "Merger Agreement"), by and among Amazon.com, Inc., a Delaware corporation ("Amazon.com"), AI Acquisition, Inc., a Washington corporation and wholly owned subsidiary of Amazon.com ("AI"), Alexa Internet, a California corporation ("Alexa"), and Brewster Kahle, AI was merged with and into Alexa, with Alexa being the surviving corporation (the "Merger").

        Alexa, founded in April 1996 and based in San Francisco, California has developed a Web navigation service that works with Internet browsers to provide useful information about the sites being viewed and suggests related sites.

        Amazon.com issued 2,184,942 shares of Amazon.com common stock, par value $0.01 per share ("Amazon Common Stock"), and assumed all outstanding options of Alexa at the closing of the Merger pursuant to the formula set forth below. Such consideration was determined in arm's-length negotiations between Amazon.com and Alexa.

        Pursuant to the terms of the Merger Agreement, at the effective time of the Merger each outstanding share of Alexa common stock, no par value ("Alexa Common Stock"), including shares of Alexa Common Stock issued upon conversion of outstanding shares of Alexa Series A Preferred Stock, was converted into the right to receive that number of shares of Amazon.com Common Stock determined by dividing (a) 2,250,453 by (b) the total number of shares of Alexa capital stock outstanding immediately prior to the effective time on a fully diluted basis, assuming the exercise of all outstanding options to purchase shares of Alexa Common Stock (the "Exchange Ratio").

        In addition, each option to purchase shares of Alexa Common Stock outstanding at the effective time of the Merger was assumed by Amazon.com and will be treated as an option to purchase that number of shares of Amazon.com Common Stock equal to the product of the Exchange Ratio and the number of shares of Alexa Common Stock subject to such option.

        All shares of Amazon.com Common Stock issued at the closing of the Merger have been registered under the Securities Act of 1933, as amended.

        The Merger will be accounted for under the purchase method of accounting.



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        Pursuant to the Merger Agreement, the shareholders of Alexa have agreed to indemnify and hold Amazon.com harmless from losses that Amazon.com or its affiliates may suffer as a result of (1) any inaccuracy in, or breach of, any representation or warranty made by Alexa in the Merger Agreement or related agreements; (2) any failure by Alexa to perform or comply, in whole or in part, with any covenant or agreement in the Merger Agreement or related agreements;
(3) liability for taxes of Alexa assessed during or attributable to any taxable period ending on or prior to the effective time of the Merger to the extent such taxes exceed the reserve for tax liability set forth in the financial statements of Alexa; (4) liability for certain taxes resulting from the transactions contemplated by Merger Agreement and (5) certain expenses of Alexa incurred in connection with the transactions contemplated by the Merger Agreement. A total of 338,137 shares of Amazon.com Common Stock issued in connection with the Merger have been pledged by the shareholders to Amazon.com to secure these indemnification obligations.

        The description of the Merger Agreement herein, which is filed as an exhibit to this Form 8-K, does not purport to be complete and is qualified in its entirety by the provisions of the Merger Agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)    Financial Statements of Business Acquired

        The required financial statements with respect to the Merger listed below are incorporated herein by reference to Amazon.com's Current Report on Form 8-K filed May 12, 1999:

        Alexa Internet Audited Financial Statements:

               (i)   Report of PricewaterhouseCoopers LLP, dated April 23, 1999

               (ii) Alexa Internet (A Development Stage Company) Balance Sheets as of December 31, 1998 and 1997

               (iii) Alexa Internet (A Development Stage Company) Statements of
                     Operations for the years ended December 31, 1998 and 1997 and for the cumulative period from February 14, 1996 (inception) to December 31, 1998



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               (iv)  Alexa Internet (A Development Stage Company) Statement of
                     Stockholders' Equity (Deficit) for the period from February 14,1996 (inception) to December 31, 1998

               (v) Alexa Internet (A Development Stage Company) Statements of Cash Flows for the years ended December 31, 1998 and 1997 and for the cumulative period from February 14, 1996 (inception) to December 31, 1998

               (vi) Alexa Internet (A Development Stage Company) Notes to Financial Statements

               Alexa Internet Condensed Financial Statements (unaudited):

               (i) Alexa Internet (A Development Stage Company) Condensed Balance Sheets as of March 31, 1999 (unaudited) and December 31, 1998

               (ii) Alexa Internet (A Development Stage Company) Condensed Statements of Operations for the three month periods ended March 31, 1999 and 1998 (unaudited) and for the cumulative period from February 14, 1996 (inception) to March 31, 1999 (unaudited)

               (iii) Alexa Internet (A Development Stage Company) Condensed Statements of Cash Flows for the three month periods ended March 31, 1999 and 1998 (unaudited) and for the cumulative period from February 14, 1996 (inception) to March 31, 1999 (unaudited)

               (iv) Alexa Internet (A Development Stage Company) Notes to Condensed Financial Statements

        The required pro forma financial information with respect to the Merger listed below is incorporated herein by reference to Amazon.com's Current Report on Form 8-K filed May 12, 1999:



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        Pro Forma Combined Condensed Consolidated Financial Statements
(unaudited):

               (i) Pro Forma Combined Condensed Consolidated Balance Sheet as of March 31, 1999 (unaudited)

               (ii) Pro Forma Combined Condensed Consolidated Statement of Operations for the three month period ended March 31, 1999 (unaudited)

               (iii) Pro Forma Combined Condensed Consolidated Statement of Operations for the year ended December 31, 1998 (unaudited)

               (iv) Notes to Pro Forma Combined Condensed Consolidated Financial Statements (unaudited)

        (c)    Exhibits

                2.1 Agreement and Plan of Merger, dated as of April 24, 1999, by and among Amazon.com, Inc., AI Acquisition, Inc., Alexa Internet and Brewster Kahle (including the first amendment thereto)

               23.1           Consent of PricewaterhouseCoopers LLP, Independent
                              Accountants

               23.2           Consent of PricewaterhouseCoopers LLP, Independent
                              Accountants



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AMAZON.COM, INC.
                                              (Registrant)


Dated:  June 10, 1999                         By:  /s/ Kelyn J. Brannon
                                                   -----------------------------
                                                   Kelyn J. Brannon
                                                   Vice President of Finance,
                                                   and Chief Accounting Officer


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                                  EXHIBIT INDEX


   Exhibit Number                           Description
   --------------                           -----------
        2.1           Agreement and Plan of Merger, dated as of April 24, 1999,
                      by and among Amazon.com, Inc., AI Acquisition, Inc., Alexa
                      Internet and Brewster Kahle (including the first amendment thereto)

       23.1           Consent of PricewaterhouseCoopers LLP, Independent
                      Accountants

       23.2           Consent of PricewaterhouseCoopers LLP, Independent
                      Accountants



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